UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 15, 2017

Cleveland-Cliffs Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Public Square, Suite 3300 Cleveland, Ohio		44114-2315
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 694-5700

Cliffs Natural Resources Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 15, 2017, Cliffs Natural Resources Inc., filed an amendment (the "Amendment") to its Third Amended Articles of Incorporation, as amended, with the Secretary of State of the State of Ohio. The Amendment changed the its name from Cliffs Natural Resources Inc. to Cleveland-Cliffs Inc. The Board of Directors approved the Amendment on July 24, 2017. The Amendment, which was effective upon filing, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amendment to Third Amended Articles of Incorporation of Cliffs Natural Resources Inc., as amended
99.1	Cliffs Natural Resources Inc. published a news release on August 15, 2017 captioned, “Cliffs Natural Resources Inc. Renames Itself Cleveland-Cliffs Inc.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	August 17, 2017	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to Third Amended Articles of Incorporation of Cliffs Natural Resources Inc., as amended
99.1	Cliffs Natural Resources Inc. published a news release on August 15, 2017 captioned, “Cliffs Natural Resources Inc. Renames Itself Cleveland-Cliffs Inc.”